Exhibit 10.2

AMENDMENT NUMBER 16

TO THE ARIZONA NUCLEAR POWER PROJECT

PARTICIPATION AGREEMENT

1.                                      PARTIES:

The Parties to this Amendment Number 16 to the Arizona Nuclear Power Project Participation Agreement, hereinafter referred to as “Amendment Number 16,” are: ARIZONA PUBLIC SERVICE COMPANY, a corporation organized and existing under and by virtue of the laws of the State of Arizona, hereinafter referred to as “Arizona”; SALT RIVER PROJECT AGRICULTURAL IMPROVEMENT AND POWER DISTRICT, an agricultural improvement district organized and existing under and by virtue of the laws of the State of Arizona, hereinafter referred to as “Salt River Project”; SOUTHERN CALIFORNIA EDISON COMPANY, a corporation organized and existing under and by virtue of the laws of the State of California, hereinafter referred to as “Edison”; PUBLIC SERVICE COMPANY OF NEW MEXICO, a corporation organized and existing under and by virtue of the laws of the State of New Mexico, hereinafter referred to as “PNM”; EL PASO ELECTRIC COMPANY, a corporation organized and existing under and by virtue of the laws of the State of Texas, hereinafter referred to as “El Paso”; SOUTHERN CALIFORNIA PUBLIC POWER AUTHORITY, a joint powers agency organized and existing under and by virtue of the laws of the State of California, doing business  in the State of Arizona as SOUTHERN CALIFORNIA PUBLIC POWER AUTHORITY ASSOCIATION, hereinafter referred to as “SCPPA”; and DEPARTMENT OF WATER AND POWER OF THE CITY OF LOS ANGELES, a municipal corporation organized and existing under and by virtue of the laws of the State of California, hereinafter referred to as “LADWP”; all hereinafter individually referred to as “Party” and collectively as “Parties.”

2.                                      RECITALS:

2.1.                Arizona, Salt River Project, Edison, PNM, El Paso, SCPPA and LADWP are parties to a certain agreement entitled Arizona Nuclear Power Project Participation Agreement, dated as of August 23, 1973, as amended by: Amendment Number 1, dated as of January 1, 1974; Amendment Number 2, dated as of August 28,1975; Amendment Number 3, dated as of July 22, 1976; Amendment Number 4, dated as of December 15, 1977; Amendment Number 5, dated as of December 5, 1979; Amendment Number 6, effective as of October 16, 1981; Amendment Number 7, effective as of April 1, 1982; Amendment Number 8, executed as of September 12, 1983; Amendment Number 9, executed as of June 12, 1984 Amendment Number 10, executed as of November 21, 1985; Amendment Number 11, effective January 10, 1987; Amendment Number 12, effective August 5, 1988; Amendment Number 13, effective June 15, 1991; Amendment Number 14, effective June 20, 2000, retroactive to January 1, 1993; and Amendment Number 15, effective January 13, 2011, hereinafter, as so amended, collectively referred to as the “Participation Agreement.”

2.2.                On April 21, 2011, the NRC, by letter to Arizona, confirmed the issuance of Renewed Facility Operating License Nos. NPF-41 (Unit 1), NPF-51 (Unit 2), and NPF -74 (Unit 3) for Palo Verde Station (collectively, the “License Extensions”).

2.3.                Pursuant to the License Extensions, (i) Renewed Facility Operating License No. NPF-41 (Unit 1) expires at midnight on June 1, 2045; (ii) Renewed Facility Operating License No. NPF-51 (Unit 2) expires at midnight on April 24, 2046; and (iii) Renewed Facility Operating License No. NPF-74 (Unit 3) expires at midnight on November 25, 2047

(collectively, the “Extended License”).  The latest expiration date of the original licenses previously had been November 25, 2027.

2.4.                Pursuant to Section 35.7 of the Participation Agreement, the latest termination date of the Participation Agreement currently is December 31, 2027, which does not include the License Extensions.

2.5                   Section 8A.4.4 of the Participation Agreement currently requires each Participant to accumulate Termination Funds over “the remaining license term (as specified in the original license issued for each Generating Unit . . . .” (emphasis added)

2.6.                Arizona, PNM and El Paso (in Texas, not New Mexico) have already included in their cost of service the amounts for contributions to their decommissioning trust that reflect the Extended License (“60 Year Termination Funding Curves”), rather than the Original License (“40 Year Termination Funding Curves”), and collect from their respective ratepayers on that basis.

2.7                   The Termination Funding Committee currently uses the 40 Year Termination Funding Curves to measure compliance of the Participants with the termination funding requirements set forth in the Participation Agreement and the Termination Funding Committee Manual.  Therefore, the ability of Arizona, PNM and El Paso to meet their termination funding obligations is adversely impacted by the reduced recovery from their ratepayers under the 60 Year Termination Funding Curves, and their continuing obligation to maintain their Termination Funds at the higher levels required by the 40 Year Termination Funding Curves.

2.8                   On June 18, 2012, the Termination Funding Committee held its annual meeting to submit its Annual Funding Status Reports and to resolve the foregoing termination funding curve issues.  At the meeting, the Termination Funding Committee resolved, upon proper motion, that the 60 Year Termination Funding Curves were technically correct, and conditionally adopted the 60 Year Termination Funding Curves subject to the Administrative Committee’s extension of the Participation Agreement term.

2.9                   On October 19, 2012, the Administrative Committee unanimously voted to adopt this Amendment Number 16.

3.                                      AGREEMENT:

For and in consideration of the premises and the mutual obligations of and undertakings by the Parties as hereinafter provided in this Amendment Number 16 to the Participation Agreement, the Parties agree as set forth below.

4.                                      EFFECTIVE DATE:

This Amendment Number 16 shall become effective on the date that the Party which last in time executes this Amendment Number 16.  The amended termination funding curves that are associated with this Amendment Number 16 shall be applied retroactively to January 1, 2012.

5.                                      DEFINED TERMS:

5.1.                The Capitalized and italicized words and phrases used in this Amendment Number 16 shall have the meanings ascribed to them in the Participation Agreement as amended by this Amendment Number 16.

5.2.                All references to a “Section” or “Sections” in this Amendment Number 16 shall mean a Section or Sections of the Participation Agreement unless the text expressly states otherwise.

6.                                      AMENDMENTS TO THE ARIZONA NUCLEAR POWER PROJECT MADE BY THIS AMENDMENT NUMBER 16:

6.1.                Amend Section 8A.4.4, by deleting the strikethrough text and substituting therefore the underlined text:

“Within six months after the date on which Amendment No. 13 shall become effective or such other date established by the Administrative Committee, the Termination Funding Committee shall establish criteria and standards, consistent with applicable law, including the rules and regulations of the NRC [including without limitation such discount factors, allowances for inflation, bases for estimating future net earnings on accumulations in the Termination Fund(s) of the Participants and other elements as may be appropriate to provide reasonable assurance that each Participant will accumulate in its Termination Fund(s) over the then-applicable remaining license term for each Generating Unit ~~(as specified in the original license issued for each Generating Unit authorizing fuel load and low power operation of such unit)~~ sufficient funds to pay such Participant’s share of the most current estimate of the Termination Costs of such unit~~)~~] that will be used by the committee to determine whether or not the periodic deposits made by each Participant in its Termination Fund(s) have been adequate and the accumulations in its Termination Funds will be adequate to meet the requirements of Section 8A.7.2.3 hereof and to comply with applicable laws. At least once every three years the Termination Funding Committee shall review such criteria and standards and make such adjustments thereto as are warranted by the circumstances then existing or as may be required by applicable law. Additionally, the Termination Funding Committee shall establish the format, content and time for submission of the funding status reports and certificates that Participants are required to submit pursuant to Section 8A.7.2.4 hereof.”

6.2.                Amend Section 35.7, by deleting the strikethrough text and substituting therefore the underlined text:

“This Participation Agreement shall terminate on the earlier of:  (i) the expiration date of the longest operating license period authorized by the NRC (or any governmental agency that is a successor to the NRC) for Palo Verde Station~~December 31, 2027~~, or (ii) the date on which all Generating Units shall have been permanently removed from service and all Termination Work in respect of all Generating/Terminated Units has been completed; provided, however, that . . .”

6.3.                            Except as amended by this Amendment Number 16, the remaining terms of the Participation Agreement shall remain in full force and effect.

7.                                      EXECUTION BY COUNTERPARTS:

This Amendment Number 16 may be executed in any number of counterparts, whether by facsimile, electronic signature or otherwise, and upon execution by all Participants, each executed counterpart shall have the same force and effect as an original instrument and as if all Participants had signed the same instrument. Any signature page of this Amendment Number 16 may be detached from any counterpart of the Amendment Number 16 without impairing the legal effect of any signature thereon, and may be attached to another counterpart of this Amendment Number 16 identical in form hereto but having attached to it one or more signature pages.

8.                                      SIGNATURE CLAUSE:

Each of the signatories below represents that he/she is appropriately authorized to enter into this Amendment Number 16 on behalf of the Party for which he/she signs.

ARIZONA PUBLIC SERVICE COMPANY

By:	/s/ Randall K. Edington

Its:	Executive Vice President/Chief Nuclear Officer

Date:	4/28/14

STATE OF ARIZONA	)
) ss.
County of Maricopa	)

On this 28th day of April, 2012, before me, the undersigned Notary Public, personally appeared Randall K. Edington who acknowledged him/herself to be the Executive Vice President/Chief Nuclear Officer of ARIZONA PUBLIC SERVICE COMPANY, an Arizona corporation, and that he/she as such officer, being authorized to do, executed the foregoing instrument for the purposes therein contained by signing the name of the company by him/herself as such Executive Vice President/Chief Nuclear Officer.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Jennifer R. Stokic
Notary Public

My Commission Expires:

1-17-2015

8.                                      SIGNATURE CLAUSE:

Each of the signatories below represents that he/she is appropriately authorized to enter into this Amendment Number 16 on behalf of the Party for which he/she signs.

SALT RIVER PROJECT AGRICULTURAL
IMPROVEMENT AND POWER DISTRICT

	By:	/s/ Michael Hummel

	Its:	AGM& Chief Power System Executive

	Date:	April 10, 2014

ATTEST AND COUNTERSIGN:

By:

Its:

Date:

STATE OF ARIZONA	)
) ss.
County of Maricopa	)

On this 10th day of  April, 2014, before me, the undersigned Notary Public, personally appeared Michael Hummel who acknowledged him/herself to be the AGM& Chief Power System Executive of SALT RIVER PROJECT AGRICULTURAL IMPROVEMENT AND POWER DISTRICT, an Arizona corporation, and that he/she as such officer, being authorized to do, executed the foregoing instrument for the purposes therein contained by signing the name of the company by him/herself as such AGM& Chief Power System Executive.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Christina M. Hallows
Notary Public

My Commission Expires:

September 5, 2014

8.                                      SIGNATURE CLAUSE:

Each of the signatories below represents that he/she is appropriately authorized to enter into this Amendment Number 16 on behalf of the Party for which he/she signs.

SOUTHERN CALIFORNIA EDISON
COMPANY

By:	/s/ Thomas J. Palmisano

Its:	Vice-President & CNO

Date:	3/16/2014

STATE OF CALIFORNIA	)
) ss.
County of Los Angeles	)

On this 16th day of April, 2014, before me, the undersigned Notary Public, personally appeared Thomas J. Palmisano who acknowledged him/herself to be the Vice-President of SOUTHERN CALIFORNIA EDISON COMPANY, a California corporation, and that he/she as such officer, being authorized to do, executed the foregoing instrument for the purposes therein contained by signing the name of the company by him/herself as such Southern California Edison.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Brad Meindertsma
Notary Public

My Commission Expires:

12-1-2015

8.             SIGNATURE CLAUSE:

Each of the signatories below represents that he/she is appropriately authorized to enter into this Amendment Number 16 on behalf of the Party for which he/she signs.

PUBLIC SERVICE COMPANY OF NEW
MEXICO

By:	/s/ Ronald E. Talbot

Its:	SVP and COO

Date:	April 16, 2014

STATE OF NEW MEXICO	)
) ss.
County of Bernalillo	)

On this 16th day of April, 2014, before me, the undersigned Notary Public, personally appeared Ronald E. Talbot who acknowledged him/herself to be the SVP and COO of PUBLIC SERVICE COMPANY OF NEW MEXICO, a New Mexico corporation, and that he/she as such officer, being authorized to do, executed the foregoing instrument for the purposes therein contained by signing the name of the company by him/herself as such SVP and COO.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Susan G. Gordon
Notary Public

My Commission Expires:

September 12, 2016

8.             SIGNATURE CLAUSE:

Each of the signatories below represents that he/she is appropriately authorized to enter into this Amendment Number 16 on behalf of the Party for which he/she signs.

EL PASO ELECTRIC COMPANY

By:	/s/ T.V. Shockler

Its:	Chief Executive Officer

Date:	March 17, 2014

STATE OF TEXAS	)
) ss.
County of El Paso	)

On this 17th day of March, 2014, before me, the undersigned Notary Public, personally appeared T.V. Shockler who acknowledged him/herself to be the Chief Executive Officer of EL PASO ELECTRIC COMPANY, a Texas corporation, and that he/she as such officer, being authorized to do, executed the foregoing instrument for the purposes therein contained by signing the name of the company by him/herself as such Chief Executive Officer.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Hilda Vargas
Notary Public

My Commission Expires:

July 1, 2017

8.             SIGNATURE CLAUSE:

Each of the signatories below represents that he/she is appropriately authorized to enter into this Amendment Number 16 on behalf of the Party for which he/she signs.

SOUTHERN CALIFORNIA PUBLIC POWER AUTHORITY, doing business in the State of Arizona as SOUTHERN CALIFORNIA PUBLIC POWER AUTHORITY ASSOCIATION

By:	/s/ Ron Davis

Its:	President

Date:	December 20, 2012

STATE OF CALIFORNIA	)
) ss.
County of Los Angeles	)

On this 20th day of  December, 2012, before me, the undersigned Notary Public, personally appeared Ron Davis who acknowledged him/herself to be the President of SOUTHERN CALIFORNIA PUBLIC POWER AUTHORITY, doing business in the State of Arizona as SOUTHERN CALIFORNIA PUBLIC POWER AUTHORITY ASSOCIATION, a California joint powers agency, and that he/she as such officer, being authorized to do, executed the foregoing instrument for the purposes therein contained by signing the name of the company by him/herself as such                                                         .

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Salpi Ortiz
Notary Public

My Commission Expires:

February 20, 2015

8.             SIGNATURE CLAUSE:

Each of the signatories below represents that he/she is appropriately authorized to enter into this Amendment Number 16 on behalf of the Party for which he/she signs.

DEPARTMENT OF WATER AND
POWER OF THE CITY OF LOS
ANGELES

By:	/s/ Marcie L. Edwards

Its:	General Manager

Date:	March 31, 2014

And

By:	/s/ Barbara E. Moschos

Its:	Board Secretary

Date:	March 31, 2014

STATE OF CALIFORNIA	)
) ss.
County of Los Angeles	)

On this 31st day of March, 2014, before me, the undersigned Notary Public, personally appeared Marcie L. Edwards who acknowledged him/herself to be the General Manager of DEPARTMENT OF WATER AND POWER  OF THE CITY OF LOS ANGELES, a California joint powers agency, and that he/she as such officer, being authorized to do, executed the foregoing instrument for the purposes therein contained by signing the name of the company by him/herself as such General Manager.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Reynan L. Ledesma
Notary Public

My Commission Expires:

July 17, 2014